Quarterly Investor Update Sprague Resources LP March 14, 2018

Safe Harbor 2 Quarterly Investor Update: This presentation contains unaudited quarterly results which should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Forward-Looking Statements: Any statements about future expectations, plans and prospects for Sprague Resources LP or about Sprague Resources LP’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. These forward-looking statements involve risks and uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Although Sprague believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and involve risks that may affect our business prospects and performance causing actual results to differ from those discussed in the foregoing release. Such risks and uncertainties include, by way of example and not of limitation: increased competition for our products or services; adverse weather conditions; changes in supply or demand for our products or services; nonperformance by major customers or suppliers; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction and unexpected capital expenditures; our ability to complete organic growth and acquisition projects; our ability to integrate acquired assets; potential labor issues; the legislative or regulatory environment; terminal construction/repair delays; political and economic conditions; and, the impact of security risks including terrorism, international hostilities and cyber-risk. These are not all of the important factors that could cause actual results to differ materially from those expressed in forward looking statements. Other applicable risks and uncertainties have been described more fully in Sprague’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 14, 2018 and in the Partnership's subsequent Form 10-Q, Form 8-K and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Non-GAAP Measures: In this presentation, and in statements we make in connection with this presentation, we refer to certain historical and forward looking financial measures not prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP measures include adjusted gross margin, EBITDA, adjusted EBITDA, distributable cash flow, distribution coverage ratio, permanent leverage ratio, and liquidity. For more information on the non-GAAP measures used in this presentation, including definitions and reconciliations with comparable GAAP financial measures, please refer to the Non-GAAP Measures in the Appendix at the end of this presentation.

Sprague Overview 3 Sprague was founded in 1870 and has grown to become one of the largest suppliers of energy and materials handling services to commercial and industrial customers in the northeast United States and Quebec Sprague’s business is diverse and unique in the MLP space– • Controls a network of strategically located terminals with 14.7 million barrels of refined product storage, annually marketing 1.4 billion gallons(1) • Market natural gas in 13 states, supplying 62 Bcf of gas annually (1) • Handle 2.4 million short tons and 386 million gallons annually of third-party bulk and liquid materials (1) (1) As of December 31, 2017 on TTM basis Sprague seeks to grow distributable cash flow per unit by executing on four primary strategies: • Make accretive acquisitions in all primary segments • Optimize existing assets to achieve organic growth • Limit exposure to commodity price movements and credit risk • Maintain safe, cost-effective and sustainable operations

Key Considerations 4 Terminaling, Logistics and Marketing Expertise Contract-Based Income with Upside Potential Financial Strength Visible Growth Prospects (1) As of December 31, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations Strong performance has produced a distribution coverage ratio (1) of 1.2x Conservatively managed balance sheet with permanent leverage (1) of 3.2x Year over year quarterly distribution growth of 10% Proven track record of supply optimization within the unique constraints and challenges presented in the Northeast Product and service innovations have generated incremental margins Long history of safe, cost-effective operations and environmental stewardship Materials Handling business is 100% fee-based, backed by long-term contracts Over 50% of Refined Product sales volumes are under contract Field service business is backed by master agreements and consistent service delivery designed to produce high levels of customer retention Ability to enhance Natural Gas contract base margins by optimization activities Strong track record of accretive acquisition growth and successful integration Recent acquisitions provide a solid platform for growth and diversification Successful execution of organic growth initiatives at compelling effective multiples

Sprague's History of Growth



Fueling America's Growth

1870 to 1950

- Founded in Boston in 1870 by CH Sprague
- Major coal supplier into the Northeast US, helping to fuel America's industrial revolution
- Fleet of steamship vessels allowed worldwide coal procurement and distribution network
- Coal supplier to US Fleet in WWI and WWII



Evolving to Meet New Fuel Needs

1950 to 1985

- Transitioned product offering to residual fuel oils, modifying coal terminals to handle new liquids
- Maintained reputation as leading industrial energy supplier through multi-source Btu product offering
- Sprague family sold business to Royal Dutch Shell in 1970
- Axel Johnson Inc. purchased Sprague in 1972
- Expanded into distillate fuels and serving wholesale segment


Sprague

Expanding the Product Offering

1985 to 2000

- Offered customers access to gasoline
- Entered natural gas marketing business, once again serving industrial account base with new Btu source
- Leveraged refined product terminals for new materials handling business in coal, gypsum, and road salt
- Expanded materials handling business to include liquids such as asphalt



New Geographies and Capabilities

2000 to 2010

- Acquired leading transportation fuels supplier in NYC metro area and expanded into delivered fuels business
- Invested in capabilities to offer material handling services in paper/forest products industry
- First supplier to offer biodiesel products in the Northeast
- Additional natural gas acquisitions propelled down-market expansion to smaller commercial customers
- Purchase of Kildair terminal on St. Lawrence river terminal expands footprint into Canada



Investing to Drive Growth

2010 to Present

- IPO provides access to public capital
- Refined products growth through acquisition and creative solutions, including Sprague Real-Time® online platform
- Natural gas acquisitions extend focus on higher adjusted unit gross margin customers
- Ratable cash flow improved through organic growth initiatives
- Business model expansion with Coen Energy Field Services generating ratable cash flow and serving as a platform for growth

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Sprague Acquisition History 6 2013 2014 2015 2016 2017 Since the 2013 IPO, Sprague has invested over $425 million(1) in acquisition growth. Sprague’s strong balance sheet, ample liquidity and low permanent leverage allows for continued growth, without the need to issue additional equity. Refined Products Natural Gas Materials Handling Metromedia Energy $22 mm Hess Commercial $0 Kildair (dropdown) $175 mm (1) Amounts shown exclude consideration paid for working capital. (2) Under the terms of a three-year earn-out agreement, additional consideration of up to $12 million may be paid if certain performance targets are met. Santa Buckley $18 mm Global NG $17 mm L.E. Belcher $20 mm Carbo $72 mm Capital $22 mm Bronx, NY Castle Oil $56mm Coen $35 mm (2)

Refined Products Business 7 Sprague purchases, transports, stores and markets distillates, unbranded gasoline, residual fuel oil and asphalt to wholesalers, resellers and commercial customers. Of our total volume sold in 2017, distillate sales accounted for 75%, gasoline accounted for 11% and residual fuel oil and asphalt accounted for approximately 14%. Storage Exploration / Production Refining Transportation Example Customers • Jobbers / Distributors • Municipalities • Transit Authorities • Commercial & Industrial End Users • Shale Producers • Property Managers Commercial / Industrial WholesaleField Services

Natural Gas Business 8 • Power Generation • Manufacturing • Education • Government • Commercial Real Estate • Health Care Exploration / Production Processing Transportation Storage Local Distribution (Utility) Example Customers • Schedules delivery on major pipelines • Delivers gas to utilities and/or customers directly • Bills customers for supply • Provides value-added products and services Activities Sprague sells natural gas and related delivery services to industrial, commercial, institutional and government customers.

Materials Handling Business 9 Offload Wood Pulp Offload Windmill Components Store Asphalt Rail, Truck, Ship Store Newsprint Source New England, Canada Source South America, Europe, Asia, Canada Customers Domestic Paper Mills Transport Ship Transport Export to Final Destination Load Crude Oil Load Gypsum Transport Activity ExamplesINBOUND OUTBOUND Sprague utilizes its waterfront terminal network to offload, store and prepare for delivery a wide variety of liquid, bulk and break bulk materials on long-term, predominantly fee-based contracts.

Earnings Diversity 10 Distil lates 75% Gasoline 11% Residual Fuel and Asphalt 14% Adjusted Gross Margin(1) for Year Ended 2017: $262 million Refined Products Volume by Product Segment: 2017 Materials Handled by Category: 2017 Refined Products 54% Natural Gas 25% Materials Handling 18% Other 3% Liquid Bulk: - Asphalt - Crude - Refined Products - Clay Slurry Dry Bulk: - Salt - Petroleum Coke - Gypsum - Coal Break Bulk: - Paper - Wood Pulp - Bottled Water Heavy Lift: - Windmill Components - Generators (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

Terminal Network 11 (1) As of December 31, 2017 Storage and Marketing Metrics (1) Storage Tanks 248 Tank Capacity 14.7 million barrels ~ TTM Volume 34 million barrels Sprague’s Refined Products and Materials Handling business is supported by a network of terminals strategically located throughout the Northeast

Refined Products Advantages



Terminal Network

- One of the largest independent wholesale distributors of refined products in the Northeast US and Quebec
- Access to marine, rail and truck supply sources
- Specialized fuel and asphalt blending capabilities
- Long history of safe, cost-effective operations and environmental stewardship

Marketing Strength

- Logistics and supply expertise keep terminals supplied in the most adverse conditions, earning reputation for reliability
- Diverse product mix of heating oil, diesel fuel, unbranded gasoline, residual fuel oil, asphalt, kerosene, jet fuel and biofuels
- Broad customer portfolio of wholesalers, distributors, federal and state agencies, municipalities, regional transit authorities, industrial companies, real estate managers, educational institutions and marine fuel consumers
- Sprague Real-Time® pricing platform generating high percentage of contracted customer sales
- Customized fuel management services including onsite bulk fuel supply construction and fleet card payment capabilities
- Convenient access to customer service personnel, sales representatives and online account information

Sprague's large and strategically located physical system supports a marketing business model built on supply and logistics expertise, coupled with product and service innovations, which we believe generates superior returns on the asset base over time as compared to a traditional throughput model

Refined Products Adjusted Unit Margin[1] ($/gallon)



$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.08
$0.06
$0.08
$0.09
$0.10
$0.10
$0.10
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016
2017

Representative "Throughput Model" Margin [2]

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Source: Sprague
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

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Natural Gas Advantages



Marketing Strength

- Sizeable market presence of approximately 16,000 commercial and industrial service locations throughout the Northeast and Mid-Atlantic states
- Diverse portfolio of industrial customers in the pulp and paper, chemical, pharmaceutical and metal sectors. Commercial customer examples include hospitals, universities, municipalities, government agencies, apartment buildings and retail stores of varying size
- Wide range of pricing options available to meet various customer budget and payment needs, unlike utility providers
- Convenient access to customer service personnel, sales representatives and online account information
- Dual-fuel capabilities (gas or oil) during periods of price arbitrage or supply dislocations
- Electricity brokerage platform rounds out the customer offering to include liquid fuel, natural gas and power supply

Supply and Scheduling Expertise

- All gas supply and scheduling to customer is coordinated by Sprague employees with deep local market knowledge
- Portfolio of supply contracts, pipeline transportation capacity leases, storage leases and other physical delivery services over various terms on all major pipeline systems into Sprague's footprint provide guaranteed supply for customers
- Supply portfolio flexibility and diversity offers arbitrage opportunities for margin expansion above base contract levels

Sprague believes a marketing model built on supply and logistics expertise, coupled with product and service innovations, generate superior returns on the asset base over time as compared to wholesale supply services

Natural Gas Adjusted Unit Margin[1] ($/MMBtu)


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.45
$0.54
$0.78
$1.02
$0.90
$1.01
$1.05
2011 (3)
2012 (3)
2013 (3)
2014
2015
2016
2017

Representative Wholesale Supply Services Margin [2]

(1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations
(2) Source: Sprague
(3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the "IPO"), relates to Sprague Operating Resources LLC our "Predecessor" and the successor to Sprague Energy Corp, which is also referred to as our "Predecessor"

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Natural Gas Service Area 14 Sprague transportation rights: (1) As of December 31, 2017 Supply and Marketing Metrics (1) Pipelines 18 States/Utilities 13/42 ~ TTM MMBtus 61,883,000 ~ Customer Locations 16,000

Materials Handling Advantages 15 Sprague’s materials handling business has historically produced steady fee-based cash flows backed by long term contracts, leveraging existing refined products terminals and workforce Materials Handling Adjusted Gross Margin (1) ($ in millions) • Network of waterfront terminals from New York to New England and Quebec, offering customers unparalleled import/export access to the densely populated Northeast corridor, Great Lakes and St. Lawrence Seaway • Liquid storage capacity for crude oil, refined products, asphalt and other industrial liquids. Outdoor laydown space (pad storage) for bulk aggregates and large construction project cargo. Indoor warehouse capacity for break bulk materials • Intermodal access to terminals by ocean vessels, rail and truck. Crude handling capability via direct access to CN railroad Premier Asset Locations(2) Leveraged Workforce and Capabilities • Terminal network capable of handling both liquid petroleum products in service to the refined products business as well as providing third-party materials handling services • Diverse set of services offered including ship handling, crane operations, pile building, warehousing, scaling and potential transportation to the final customer • Long history of safe, cost-effective operations and environmental stewardship $28.4 $32.3 $28.4 $37.8 $45.6 $45.7 $46.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2011 (3) 2012 (3) 2013 (3) 2014 2015 2016 2017 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Refer to Terminal Network slide for additional details (3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the “IPO”), relates to Sprague Operating Resources LLC our “Predecessor” and the successor to Sprague Energy Corp, which is also referred to as our “Predecessor”

Terminal Example - Searsport, Maine

Sprague


Available for Development
Storage for Sprague or Third-Party Use
Third Party Tanks
Road Salt Pads
Clay Slurry
Coal / Petcoke
Third Party Tanks
Food Grade Warehouses
Rail connection to CP, CMQ and Pan Am
Rail Transfer Pad
Blades
Liquid Finger Dock
Nacelles
Dry Bulk Dock
Hopper

Summary Specifications

Tank Shell Capacity	17 Tanks 1,140,700 Bbls
Dry Bulk Storage	90,000 ft^2 Covered 857,000 ft^2 Bulk Pad
Total Acreage	157 Acres

Unloading Blades

16

L.E. Belcher Terminal – Refined Products 17 Terms • On 2/1/2017, Sprague completed the purchase of the Springfield, MA refined product terminal assets and associated wholesale/commercial fuels businesses of L.E. Belcher, Inc. • Purchase price of $20 million(2) in cash, funded with cash on hand and credit facility borrowings Asset overview • Two distillate terminals and one distillate storage facility in Springfield, MA with 283,000 barrels of combined capacity • Largest distillate storage capacity in key I-91 corridor market • Pipeline supplied terminals from New Haven harbor, offering opportunity to leverage Sprague’s logistics expertise • Wholesale and commercial businesses will extend and strengthen Sprague brand in core Northeast market through proprietary distillate marketing opportunities • Assets and associated businesses expected to generate approximately $3 to $4 million in adjusted EBITDA(1) annually (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

L.E. Belcher Extends Sprague Inland 18 (3) L.E. Belcher Assets • 283,000 barrels of distillate storage in Springfield, MA • Strongest distillate terminal position in western MA market • Supplied via pipeline from deep water New Haven, CT • Wholesale/Commercial fuels business deepens Sprague presence in core New England market

Capital Terminal - Refined Products / Materials Handling 19 Terms • On 2/10/2017, Sprague completed the purchase of the East Providence, RI refined product terminal asset of Capital Terminal Company • Purchase price of $22 million(2) in cash, funded with cash on hand and credit facility borrowings Asset overview and growth capital investments • East Providence, RI terminal – 1 million barrels of deep water distillate storage • $10 million investment to convert 500,000 barrels of East Providence storage to gasoline and ethanol service • Investment backed by long term gasoline storage and handling agreement with multi-national branded supplier • Ratable fee for service contract with minimum guarantees • $6 million Providence terminal investment to optimize distillate and heavy fuel oil storage and expand materials handling asphalt capabilities • Transaction and associated expansion capital investments expected to generate $6 million in adjusted EBITDA(1) annually as minimum handling volumes increase over the first five years (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

Sprague’s Enhanced Asset Base in Providence 20 Providence • 500,000 barrels of storage • Proprietary distillate marketing • Liquid bulk materials handling services • $6 million expansion capex investment optimizes distillate and heavy fuel oil storage in Providence market and allows expanded materials handling service at terminal East Providence • 1 million barrels of storage capacity • $10 million expansion capex investment to upgrade storage capacity to gasoline and ethanol storage service • Investment backed by long term gasoline storage and handling agreement with multi-national branded supplier

Carbo Terminals Refined Products Transaction 21 Terms • On 4/18/2017, Sprague completed the purchase of the Lawrence and Inwood, NY refined product terminal assets and associated refined products marketing business of Carbo Industries, Inc. and Carbo Realty, LLC (collectively “Carbo”) • Total consideration of approximately $72(2) million, plus inventory and other customary items, comprised of approximately $31 million in SRLP units, $10 million in cash paid at closing, and the balance in cash, paid ratably over ten years Assets overview • The two terminals have a combined gasoline and distillate capacity of 174,000 barrels • Secures significant gasoline throughput agreements with branded majors in key New York City market • Throughput revenue provides ratable cash flow further mitigating the impact of weather • Creates an opportunity to secure gasoline exchange agreements, expanding our product slate in other key markets • Combined annual throughput expected to be the largest in Sprague’s terminal network • Pipeline and barge supplied terminals allowing Sprague to leverage existing supply and logistics capabilities • Business expected to generate approximately $8 to $10 million of adjusted EBITDA1 annually (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

Sprague Expands Network in key New York Market 22 Inwood, NY •26,000 Barrels of Distillate Storage •Fast access and low wait times •Preferred location for heating oil retailers •Supplied via Buckeye Pipeline Lawrence, NY •148,000 Barrels of Gasoline and Distillate storage •Multiple throughput agreements with branded gasoline majors and unbranded gasoline marketers •Additive injection capabilities to serve gasoline customers and offer premium distillate motor fuels •Supplied via Buckeye Pipeline, barge, or truck •Home to Sprague’s trucking operations for the past eight years

Coen Energy Transaction Terms • On 10/1/2017 Sprague completed the purchase of the membership interests of Coen Energy, LLC and Coen Transport LLC and certain assets of other Coen entities (collectively, “Coen Energy”). • Consideration of approximately $35 million in cash, plus payments for inventory and other customary items. Under the terms of a three-year earn-out agreement, additional consideration of up to $12 million may be paid if certain performance targets are met. Business overview • Expands Sprague’s Refined Products footprint in Pennsylvania, Ohio and West Virginia by providing energy products and related services to Energy Field Services, Commercial, and Residential customers. • Continues Sprague’s ongoing transformation toward a balanced revenue model with ratable cash flow. The peak summer seasonal demand of Coen’s Energy Field Services business, which supports Marcellus and Utica shale drilling activity, balances the winter heating demand of the Commercial and Residential customer base. • Expected to generate approximately $8 to $9 million of adjusted EBITDA1 annually and expected to be immediately accretive to unitholders. 1See Non-GAAP Financial Measures at the end of this presentation 23

Coen Service Area / Overview • Extends Sprague’s footprint in Pennsylvania, Ohio and West Virginia. Expansion into Texas and Oklahoma expected in the next year. • Adds several thousand customers to Sprague’s Refined Products segment comprised of Energy Field Services, Commercial and Residential accounts. • The customer base is supported by four inland bulk plants, with a combined storage capacity of approximately 390,000 gallons, two throughput locations, approximately 100 delivery vehicles and approximately 250 employees. 24

Natural Gas – Acquisition Growth 25 Terms • On 2/1/2017, Sprague completed the purchase of the natural gas marketing and electricity brokering business assets of subsidiaries of Global Partners LP (NYSE: GLP) • $17 million(2) total cash purchase price, funded with cash on hand and credit facility borrowings Assets overview • Global’s natural gas and electricity businesses consist of supply agreements to approximately 4,000 commercial, industrial, municipal and institutional customer locations across six states (NY, NJ, MA, RI, NH, ME) within Sprague’s current footprint • Acquired portfolio of customer supply contracts represents approximately 8 Bcf of annual natural gas demand • Electricity brokerage contracts represent nearly 1 billion kWh of annual demand • Deepens Sprague’s penetration of core market footprint and customer base • Leverages Sprague’s gas supply and scheduling expertise, offering more opportunities for improved economics through optimization • Expected annual adjusted EBITDA(1) run rate of $3 million • Purchase financed through existing acquisition facility liquidity (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

Sprague’s Strengthened Natural Gas Footprint 26 Key transaction considerations • Purchase continues to build scale for Sprague’s natural gas and electricity business in existing New England footprint • Transaction leverages Sprague’s existing marketing, supply and back office investments • Opportunity to sell liquid fuels to customers with dual-fuel capabilities Acquired portfolio statistics • 4,000 natural gas and electricity customer locations • 8 Bcf of annual gas demand • 1 billion kWh of annual electricity brokerage • New York, New Jersey, Massachusetts, Rhode Island, New Hampshire, Maine

Organic Growth – Asset Optimization Strategy 27 Sprague is generating attractive multiples through organic growth initiatives that capture incremental returns from existing assets, increase ratable cash flow, and are backed by multi-year contracts with take or pay minimums: River Road Terminal • $5.5 million expansion capital project to convert distillate tanks to asphalt storage • $800,000 expansion capital project to upgrade dock capabilities and expand service offering • Completed Q2 2017 Providence Terminal Expansion • Terminal optimization opportunity created by the acquisition of the Capital Terminal in East Providence • $6 million expansion capital project to convert distillate and heavy fuel oil capacity to asphalt storage • Completed Q3 2017 East Providence Terminal Expansion • $10 million expansion capital project converting excess distillate storage to support gasoline throughput • Completion targeted for Q4 2017

Sprague Resources LP (SRLP) Overview 28 $0.6375 $0.36 $0.41 $0.46 $0.51 $0.56 $0.61 1Q '14 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 3Q '16 4Q '16 1Q '17 2Q '17 3Q '17 4Q '17 Distribution Per UnitInvestment Highlights as of March 14, 2018(1) Ticker SRLP Exchange NYSE SRLP Price Per Unit $25.65 Total Units Outstanding 22.7 million Market Capitalization $583 million 4Q 2017 Distribution Per Unit $0.6375 Annualized Distribution Per Unit $2.55 Yield 9.9% • Adjusted EBITDA range of $120 to $140 million (3) • DCF Maintenance capex $13 to $16 million • Cash interest expense $28 to $33 million • Expansion capex range of $8 to $13 million • Operating expense range of $86 to $91 million • SG&A expense range of $92 to $97 million • Expect to grow distributions by 1.5 cents/unit per quarter through 2019 Full Year 2018 Guidance as of March 14, 2018(2) $ / Unit $0.4275 $0.4425 $0.4575 $0.4725 $0.4875 $0.5025 $0.4125 $0.5175 (1) Source: MarketView, Sprague (2) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (Assumes no future acquisitions, normal weather and market conditions) (3) Sprague does not provide guidance on expected net income (loss) (the GAAP financial measure most directly comparable to adjusted EBITDA) due to the inherent difficulty and impracticality of forecasting certain amounts required by GAAP such as unrealized gains and losses on derivative hedges $0.5325 $0.5475 $0.5625 $0.5775 $0.5925 $0.6075 $0.6225

Financial Strengths 29 Strong operating performance has resulted in a coverage ratio(1) distribution of 1.2x Year over year quarterly distribution growth of 10% Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 Permanent leverage ratio(1) of 3.2x within the 2.5x to 3.5x target range Excess cash flows used to pay down debt and de-lever the balance sheet Supportive credit facility with ample liquidity available to fund meaningful growth Able to finance near-term acquisitions and expansion capex without raising equity Accretive organic capex projects typically funded with internal operating cash flows Long-run performance is not dependent on commodity price levels Leverage technology and innovation to deliver an exceptional customer experience Recent investments lessen dependence on weather and market structure Low Leverage Strong Coverage Business Model Room to Fund Growth Organically (1) As of December 31, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

Financial Performance 30 $40.1 $74.9 $89.7 $79.1 $72.7 1.2X $0 $20 $40 $60 $80 $100 2013 (3) 2014 2015 2016 2017 Distribution Excess Cash $189.0 $245.0 $276.0 $259.3 $261.7 $0 $50 $100 $150 $200 $250 $300 2013 (3) 2014 2015 2016 2017 Refined Products Natural Gas Materials Handling Other $76.4 $108.3 $113.3 $110.2 $109.2 $0 $20 $40 $60 $80 $100 $120 2013 (3) 2014 2015 2016 2017 Adjusted EBITDA(1) Q4 2017 Highlights Adjusted Gross Margin(1) DCF and Distribution Coverage Ratio(1)(2) ($ millions) ($ millions) ($ millions) 0.9x 1.2x 2.1x 2.1x 1.6x (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) The presented period 2012 is pro forma per page 56 in Sprague’s S-1 Prospectus. 2013 is a pro forma calculation as presented in Sprague’s March 13, 2015 earnings press release. (3) Financial data presented for the period prior to October 30, 2013, the date on which Sprague completed an initial public offering of common units representing limited partner interests in Sprague Resources LP (the “IPO”), relates to Sprague Operating Resources LLC our “Predecessor” and the successor to Sprague Energy Corp, which is also referred to as our “Predecessor” • Strong performance has resulted in 1.2x distribution coverage ratio (1) on TTM basis • Fifteen consecutive quarters of distribution growth • Year over year quarterly distribution growth of 10% • Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 • Permanent leverage ratio (1) of 3.2x, within the 2.5x to 3.5x target range

Sprague Condensed Consolidated Balance Sheet 31 (In thousands) (1) 12/31/17 12/31/16 Assets Current assets: Cash and cash equivalents $ 6,815 $ 2,682 Accounts receivable, net 316,613 221,954 Inventories 335,859 318,899 Fair value of derivative assets 107,254 66,858 Other current assets 39,946 43,316 Total current assets 806,487 653,709 Fair value of derivative assets – long term 7,493 - Property, plant, and equipment, net 350,059 251,101 Intangibles and other assets, net 83,909 37,114 Goodwill, net 115,037 70,550 Total assets $ 1,362,985 $ 1,012,474 12/31/17 12/31/16 Liabilities and unitholders’ equity Current liabilities: Accounts payable and accrued liabilities $ 254,143 $ 183,849 Fair value of derivative liabilities 156,763 95,339 Due to General Partner and affiliate 11,228 14,218 Current portion of working capital facilities 275,613 153,603 Current portion of other obligations 6,476 4,190 Total current liabilities 704,223 451,199 Working capital facilities – less current portion 66,237 156,733 Acquisition facility 383,500 245,400 Other liabilities 77,191 33,705 Total liabilities 1,231,151 887,037 Unitholders’ equity 131,834 125,437 Total liabilities and unitholders’ equity $ 1,362,985 $ 1,012,474 (1) A full consolidated balance sheet can be found in Sprague’s Annual Report Form 10-K filed with the SEC on March 14, 2018 and Form 10-Q filed on November 7, 2017 and other subsequent filings with the SEC available in the “Investor Relations” section of our website www.spragueenergy.com

Credit Facility, Liquidity and Permanent Leverage 32 $0 $200 $400 $600 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Acquisition Line Working Capital Facility $726 (in millions) Debt Liquidity (1) Acquisition Facility $384 $167 (in millions) Debt Liquidity (1) Working Capital Facility $342 $209 Total Facility Size - $1.6 billion (Committed 4 years, expiring April 2021) Credit Facility Debt and Liquidity(1) as of December 31, 2017 T otal Deb t Permanent Leverage Ratio(1) (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations $591 3.2x $544 • $1.05 billion Working Capital facilities (includes $100 million multicurrency Working Capital facility) • $550 million Acquisition facility • Accordions: • Combined Working Capital facilities - $270 million • Acquisition facility - $200 million • Maximum size, subject to certain conditions, is $2.2 billion (including optional contango facility of $125 million) • Significant capacity and liquidity to finance our ongoing business requirements and growth • JPMorgan Chase is Administrative Agent (syndicate of 20 diverse lenders) $458

Confidential: Not For Distribution Appendix

Summary Unaudited Financial Data 34

Volume, Net Sales and Adjusted Gross Margin 35

Reconciliation of Non-GAAP Measures 36